UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 6, 2011

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, California 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a restructuring of the operations of Beckman Coulter, Inc. (the “Company”), the Company announced that the Company’s employment of (i) Charles P. Slacik, the Company’s Senior Vice President and Chief Financial Officer, will terminate following a transition period after the consummation of the pending acquisition of the Company by Djanet Acquisition Corp., an indirect wholly-owned subsidiary of Danaher Corporation (the “Acquisition”), (ii) Arnold A. Pinkston, the Company’s Senior Vice President, General Counsel, will terminate following the consummation of the Acquisition, and (iii) Robert W. Kleinert, the Company’s Executive Vice President, Worldwide Commercial Operations, will terminate following the consummation of the Acquisition. In addition, the Company announced that, effective June 6, 2011, Scott C. Atkin, who was formerly the Company’s Executive Vice President, Chemistry, Discovery and Instrument Systems Development, has been appointed as the Company’s Life Science Division President. J. Robert Hurley will continue to serve as the Company’s Chief Executive Officer and President and will also serve as the Company’s interim Diagnostic Division President.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to a number of risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by or that include the words “future”, “anticipate”, “potential”, “believe”, “may”, “could”, “would”, “might”, “possible”, “will”, “should”, “expect” or other terms of similar meaning, are forward-looking statements. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the restructuring or Acquisition making it more difficult to maintain relationships with employees, customers, vendors, other business partners or governmental entities; other business effects, including effects of industry, economic or political conditions outside of the Company’s control; transaction costs; as well as risks discussed from time to time in the Company’s public disclosure filings with the SEC, including its most recent Annual Report on Form 10-K and Current Report on Form 10-Q and in its subsequently filed SEC reports. The Company disclaims any intent or obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2011	BECKMAN COULTER, INC.

	By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Assistant General Counsel and Assistant Secretary